Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

I,  David  M.  Spungen,   President  of  Hillview   Investment   Trust  II  (the
"Registrant"), certify that:

1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    March 3, 2004                             /s/ David M. Spungen
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                                                    David M. Spungen, President
                                                   (principal executive officer)